UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2007
Equity Media Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51418	20-2763411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Shackleford Drive, Suite 400
Little Rock, Arkansas 72211
(Address of principal executive offices, including zip code)
(501) 219-2400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Equity Media Holdings Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 30, 2007 (the “Form 8-K”), for the purpose of providing updated financial information of Equity Broadcasting Corporation (“EBC”) and Coconut Palm Acquisition Corp. (“Coconut Palm”) for the year ended December 31, 2006. In particular this Amendment No. 1 provides, EBC “Consolidated Financial Statements” including for the year ended December 31, 2006 (filed as Exhibit 99.1 hereto), “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EBC” (filed as Exhibit 99.2 hereto), and “Unaudited Pro Forma Financial Statements for EBC and Coconut Palm” as of and for the year ended December 31, 2006 (filed as Exhibit 99.3 hereto).
ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The Company provided disclosure in the Form 8-K which referenced the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EBC” beginning on page 140 to the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-137386), dated March 15, 2007 (the “Proxy Statement/Prospectus”). With the updated EBC Consolidated Financial Statements including for the year ended December 31, 2006 filed with this Current Report on Form 8-K, the Company updates the prior disclosure with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EBC” which is filed here as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     The Company provided disclosure in the Form 8-K which referenced the section “Unaudited Pro Forma Consolidated Financial Statements” beginning on page 186 of Proxy Statement/Prospectus. The Company updates EBC historical financial statements for the year ended December 31, 2006 by providing the EBC Consolidated Financial Statements including for the year ended December 31, 2006, and the “Unaudited Pro Forma Financial Statements for EBC and Coconut Palm” as of and for the year ended December 31, 2006 which are filed here as Exhibits 99.2 and 99.3, respectively.
Financial Statements
d)	Exhibits
99.1	EBC Consolidated Financial Statements including for the year ended December 31, 2006

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of EBC

99.3	Unaudited Pro Forma Financial Statements for EBC and Coconut Palm as of and for the year ended December 31, 2006 and Notes to Pro Forma Combined Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2007	EQUITY MEDIA HOLDINGS CORPORATION
/s/ Larry E. Morton
Larry E. Morton
Chief Executive Officer and President

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